UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 25, 2005

                                 ROOMLINX, INC.
             (Exact Name of Registrant as Specified in its Charter)

           Nevada                     000-26213                83-0401552
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)

 401 Hackensack Avenue, 3rd Floor, Hackensack, New Jersey         07601
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      (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (201) 525-1777
        --------------------------------------------------

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On July 25, 2005, the Registrant entered into an investment banking agreement (the "Agreement") with Sloan Securities Corp. ("Sloan"). Pursuant to the terms of the Agreement, the Registrant has appointed Sloan to serve as the Registrant's financial advisor with respect to merger and acquisition opportunities and related financings. The Registrant has no material relationship with Sloan other than as set forth in the Agreement.

      Under the terms of the Agreement, in connection with certain financings the Registrant is obligated to pay Sloan 9% of the Financing Amount (as defined in the Agreement) and to grant Sloan warrants to purchase such number of securities as shall be equal to 15% of the number of securities (including stock and warrants) issued to investors in the financing. Under the terms of the Agreement, in connection with certain acquisitions the Registrant is obligated to pay Sloan 5% of the Consideration (as defined in the Agreement).

      A copy of the Agreement will be filed with the Registrant's next regularly filed Quarterly Report on Form 10-Q.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ROOMLINX, INC.


                                       By: /s/ Frank Elenio
                                           -------------------------------------
                                           Name:  Frank Elenio
                                           Title: Chief Financial Officer

Dated:  July 29, 2005